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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
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                                 April 23, 1998




                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)



          Maryland                     1-11706                52-1796339
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)        Identification Number)



     1700 Pennsylvania Avenue, N.W.
            Washington, D.C.                                         20006
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(Address of principal executive offices)                           (Zip Code)


               Registrant's telephone number, including area code:
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                                 (202) 624-7500


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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                         CARRAMERICA REALTY CORPORATION

Item 5.       Other Events

              On April 23, 1998, the Company entered into an Underwriting Agreement and related Terms Agreement with Merrill Lynch & Co. relating to the proposed public offering of 1,178,947 shares of common stock of the Company. In connection with this offering, Security Capital U.S. Realty agreed to purchase 505,263 shares of common stock of the Company in a concurrent offering at the public offering price. The closings of these offerings are expected to occur on April 29, 1998. Copies of the Underwriting Agreement and Terms Agreement relating to the public offering are filed as exhibits to this report.


Item 7.       Exhibits

              Exhibits 1.1, 5.1 and 23.1 listed below relate to the Registration Statement on Form S-3 (No. 333-04519) of the Company. Exhibits 5.2 and 23.2 listed below relate to the Registration Statement on Form S-3 (No. 333-22353) of the Company. The applicable exhibits are filed herewith for incorporation by reference in the respective Registration Statements.

     1.1 Underwriting Agreement and Terms Agreement, dated as of April 23, 1998, each by and between CarrAmerica Realty Corporation and Merrill Lynch & Co. (the "Underwriting and Terms Agreements")

     5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of shares related to the Underwriting and Terms Agreements

     5.2 Opinion of Hogan & Hartson L.L.P. regarding legality of shares related to a Subscription Agreement dated as of April 23, 1998 by and among the Company, Security Capital Holdings, S.A. and Security Capital U.S. Realty


     23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

     23.2 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.2 herewith (included in its opinion filed as Exhibit 5.2)

                                      -2-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CARRAMERICA REALTY CORPORATION


Date:  April 28, 1998                        By:  /s/ Brian K. Fields
                                                  --------------------
                                                  Brian K. Fields
                                                  Chief Financial Officer


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                                    EXHIBIT INDEX


Exhibit       Document                                                Page
-------       --------                                                ----

  1.1 Underwriting Agreement and Terms Agreement, dated as of April 23, 1998, each by and between CarrAmerica Realty Corporation and
              Merrill Lynch & Co. (the "Underwriting and
              Terms Agreements")

  5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of shares related to the Underwriting and Terms Agreements

  5.2 Opinion of Hogan & Hartson L.L.P. regarding legality of shares related to a Subscription
              Agreement dated as of April 23, 1998 by and among the Company, Security Capital Holdings,
              S.A. and Security Capital U.S. Realty


  23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

  23.2 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.2 herewith (included in its opinion filed as Exhibit 5.2)